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PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: 1-800-866-3555
 STATEMENT OF ADDITIONAL INFORMATION
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
THE PROTECTIVE VARIABLE ANNUITY
AN INDIVIDUAL FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

    This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Variable Annuity, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2000.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

CALCULATION OF YIELDS AND TOTAL RETURNS

    From time to time, Protective Life and Annuity may disclose yields, total returns, and other performance data pertaining to the Contracts for a Sub-Account. Such performance data will be computed or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

    Because of the charges and deductions imposed under a Contract, yields for the Sub-Accounts will be lower than the yields for their respective Funds. The calculations of yields, total returns, and other performance data do not reflect the effect of premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.50% of premium based on the state in which the Contract is sold. New York does not currently impose a premium tax.

Oppenheimer Money Fund Sub-Account Yield

    From time to time, advertisements and sales literature may quote the current annualized yield of the Oppenheimer Money Fund Sub-Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gain, or losses on shares of the Oppenheimer Variable Account Funds Money Fund or on its portfolio securities.

    This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven day period in value of a hypothetical account under a Contract having a balance of 1 Accumulation Unit of the Oppenheimer Money Fund Sub-Account at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Oppenheimer Variable Account Funds Money Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract attributable to the hypothetical account. The charges and deductions reflect the per unit charges for the hypothetical account for: 1) the Annual Contract Maintenance Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit Contract Maintenance Fee is used based on the $30 Contract Maintenance Fee deducted at the end of each Contract Year. Current Yield will be calculated according to the following formula:

      Current Yield = ((NCS-ES)/UV) × (365/7)

    Where:

NCS
the net change in the value of the Fund (exclusive of unrealized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical Account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

    The effective yield of the Oppenheimer Money Fund Sub-Account determined on a compounded basis for the same seven-day period may also be quoted.

    The effective yield is calculated by compounding the unannualized base period return according to the following formula:

      Effective Yield = (1+((NCS-ES)/UV))365/7 - 1

    Where:

NCS
the net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

    Because of the charges and deductions imposed under the Contract, the current and effective yields for the Oppenheimer Money Fund Sub-Account will be lower than such yields for the Oppenheimer Variable Account Funds Money Fund.

    The current and effective yields on amounts held in the Oppenheimer Money Fund Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Oppenheimer Money Fund Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Oppenheimer Variable Account Funds Money Fund, the types of quality of portfolio securities held by the Oppenheimer Variable Account Funds Money Fund and the Oppenheimer Variable Account Funds Money Fund operating expenses. Yields on amounts held in the Oppenheimer Money Fund Sub-Account may also be presented for periods other than a seven day period.

Other Sub-Account Yields

    From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Sub-Accounts (except the Oppenheimer Money Fund Sub-Account) for a Contract for 30-day or one-month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

    The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Sub-Account Accumulation Units less Sub-Account expenses for the period; by 2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include the Annual Contract Maintenance Fee, the Administration Charge and the Mortality and Expense Risk Charge. The yield calculation assumes a Contract Maintenance Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 31-day or one-month yield, an average administration fee per dollar of Contract value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30-day or one-month period. The 30 day or one month yield is calculated according to the following formula:

      Yield = 2 × [(((NI-ES)/ (U × UV))+1)6 - 1]

    Where:

NI	net income of the Fund for the 30 day or one month period attributable to the Sub-Account Accumulation Units.
ES	expenses of the Sub-Account for the 30 day or one month period.
U	the average number of Accumulation Units outstanding.
UV	the Accumulation Unit value as of the end of the last day in the 30 day or one month period.

    Because of the charges and deductions imposed under the Contracts, the yield for the Sub-Account will be lower than the yield for the corresponding Fund.

    The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and its operating expenses.

    Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of Purchase Payments during the seven years prior to the surrender (including the year in which the surrender is made) on amounts surrendered.

Total Returns

    From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Sub-Accounts for various periods of time.

    Until a Sub-Account has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

    Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date of each period for which total return quotations are provided will generally be for the most recent month-end practicable considering the type and media of the communication and will be stated in the communication.

    All average annual total returns will be calculated using Sub-Account unit values computed on each Valuation Day based on the performance of the Sub-Account's underlying Fund, the deductions for the mortality and expense risk charge and the administration charge.

    The standard average annual total return calculation assumes that the contract maintenance fee is $30 per year per contract, expressed as a percentage of the average Contract Value. For any period less than eight years, the standard average annual total return will also reflect the deduction of a surrender charge. The standard average annual total return will be calculated according to the following formula:

      TR = (ERV/P)1/N - 1

    Where:

TR	=	the average annual total return net of Sub-Account recurring charges.
ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
P	=	a hypothetical single Purchase Payment of $1,000.
N	=	the number of years in the period.

    In addition to standard average annual total returns, sales literature or advertisements may from time to time also quote nonstandard average annual total returns that do not reflect the contract maintenance fee or the surrender charge. These nonstandard average annual total returns are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the contract maintenance fee or the deduction of a surrender charge.

    Protective Life may also disclose cumulative total returns in conjunction with the formats described above. The cumulative total returns will be calculated using the following formula:

      CTR = (ERV/P) - 1

    Where:

CTR	=	The cumulative total return net of Sub-Account recurring charges for the period.
ERV	=	The ending value of the hypothetical investment at the end of the period that does not take into account the contract maintenance fee or the surrender charge.
P	=	A hypothetical single Purchase Payment of $1,000.

Effect of The Contract Maintenance Fee On Performance Data

    The Contract provides for a $30 annual contract maintenance fee to be deducted at the end of each Contract Year from the Sub-Accounts based on the proportion that the value of each such Account bears to the total Contract Value. For purposes of reflecting the contract maintenance fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Account value of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

    Title to the assets of the Variable Account are held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

    Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

    The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

    Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Alabama which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

    Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

    Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

    The statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 1999 and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 and the consolidated balance sheets of Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity and cash flows for each of the three years in the period ended December 31, 1999 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been included herein in reliance on the report of PricewaterhouseCoopers LLP of Birmingham, AL, independent accountants, given on the authority of that firm as experts in accounting and auditing.

OTHER INFORMATION

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 1999 and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 as well as the Report of Independent Accountants are contained herein.

    Financial Statements follow this page.

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life and Annuity Insurance Company

    In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets listed in the accompanying index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of the Variable Annuity Account A of Protective Life (the Separate Account) at December 31, 1999 and 1998, and the results of its operations and changes in net assets for the years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

March 23, 2000
Birmingham, Alabama

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$627	$216	$94	$80	$802	$532	$5
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	627	216	94	80	802	532	5

Liabilities
Payable to Protective Life Insurance Company	0	1	1	1	1	0	0

Net assets	$627	$215	$93	$79	$801	$532	$5

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$43	$346	$487	$346	$93	$75	$3
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	43	346	487	346	93	75	3

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	0	0	0

Net assets	$43	$346	$487	$345	$93	$75	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$129	$240	$633	$1	$157	$45	$0
Receivable from Protective Life Insurance Company	0	0	0	0	1	0	0

Total assets	129	240	633	1	158	45	0

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	0	0	0

Net assets	$129	$240	$633	$0	$158	$45	$0

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$0	$0	$4,954
Receivable from Protective Life Insurance Company	0	0	1

Total assets	0	0	4,955

Liabilities
Payable to Protective Life Insurance Company	0	0	6

Net assets	$0	$0	$4,949

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$0	$72	$6	$4	$15	$34	$37	$0	$11

Total assets	0	72	6	4	15	34	37	0	11

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0	0	0

Net assets	$0	$72	$6	$4	$15	$34	$37	$0	$11

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Assets
Investment in sub-accounts at market value	$4	$8	$11	$0	$5	$3	$18	$9	$237

Total assets	4	8	11	0	5	3	18	9	237

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0	0	0

Net assets	$4	$8	$11	$0	$5	$3	$18	$9	$237

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0
Expense
Mortality and expense risk and administrative charges	5	1	1	1	5	2	0

Net investment income (loss)	(5)	(1)	(1)	(1)	(5)	(2)	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	0	0	0
Capital gain distribution	5	2	0	0	2	3	0

Net realized gain (loss) on investments	6	2	0	0	2	3	0
Net unrealized appreciation (depreciation) on investments during the period	25	34	0	1	86	74	0

Net realized and unrealized gain (loss) on investments	31	36	0	1	88	77	0

Net increase (decrease) in net assets resulting from operations	$26	$35	$(1)	$0	$83	$75	$0

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$1	$0	$1	$0	$0	$0	$0
Expense
Mortality and expense risk and administrative charges	0	1	3	2	0	0	0

Net investment income (loss)	1	(1)	(2)	(2)	0	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	2	0	0	0	1	0
Capital gain distribution	3	0	3	0	0	0	0

Net realized gain (loss) on investments	3	2	3	0	0	1	0
Net unrealized appreciation (depreciation) on investments during the period	(1)	119	76	27	1	11	0

Net realized and unrealized gain (loss) on investments	2	121	79	27	1	12	0

Net increase (decrease) in net assets resulting from operations	$3	$120	$77	$25	$1	$12	$0

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$0	$1	$0	$1	$0	$0
Expense
Mortality and expense risk and administrative charges	0	1	4	0	0	0	0

Net investment income (loss)	0	(1)	(3)	0	1	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0
Capital gain distribution	0	1	1	0	0	0	0

Net realized gain (loss) on investments	0	1	1	0	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	33	42	74	0	2	9	0

Net realized and unrealized gain (loss) on investments	33	43	75	0	2	9	0

Net increase (decrease) in net assets resulting from operations	$33	$42	$72	$0	$3	$9	$0

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$4
Expense
Mortality and expense risk and administrative charges	0	0	26

Net investment income (loss)	0	0	(22)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	4
Capital gain distribution	0	0	20

Net realized gain (loss) on investments	0	0	24
Net unrealized appreciation (depreciation) on investments during the period	0	0	613

Net realized and unrealized gain (loss) on investments	0	0	637

Net increase (decrease) in net assets resulting from operations	$0	$0	$615

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$0	$1	$0	$0	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	0	0	0	0	0	0	0	0	0

Net investment income (loss)	0	1	0	0	0	0	0	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0	0	0
Capital gain distribution	0	5	0	0	2	0	1	0	1

Net realized gain (loss) on investments	0	5	0	0	2	0	1	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(5)	0	0	(1)	2	2	0	0

Net realized and unrealized gain (loss) on investments	0	0	0	0	1	2	3	0	1

Net increase (decrease) in net assets resulting from operations	$0	$1	$0	$0	$1	$2	$3	$0	$1

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0	$0	$1
Expense
Mortality and expense risk and administrative charges	0	0	0	0	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0	0	0	0	1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	0	0	9

Net realized gain (loss) on investments	0	0	0	0	0	0	0	0	9
Net unrealized appreciation (depreciation) on investments during the period	1	2	1	0	1	1	3	0	7

Net realized and unrealized gain (loss) on investments	1	2	1	0	1	1	3	0	16

Net increase (decrease) in net assets resulting from operations	$1	$2	$1	$0	$1	$1	$3	$0	$17

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(4)	$(1)	$(1)	$(1)	$(5)	$(2)	$0
Net realized gain (loss) on investments	5	2	0	0	2	3	0
Net unrealized appreciation (depreciation of investments during the period	25	34	0	1	86	74	0

Net increase (decrease) in net assets resulting from operations	26	35	(1)	0	83	75	0

From variable annuity contract transactions
Contract owners' net payments	499	141	75	72	576	324	5
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	(12)	(2)	0	(2)	(1)	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	42	35	15	(6)	109	96	0

Net increase in net assets resulting from variable annuity contract transactions	529	174	90	64	684	420	5

Net increase in net assets	555	209	89	64	767	495	5
Net assets, beginning of year	72	6	4	15	34	37	0

Net assets, end of year	$627	$215	$93	$79	$801	$532	$5

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$1	$(1)	$(2)	$(2)	$0	$0	$0
Net realized gain (loss) on investments	3	$2	3	0	0	1	0
Net unrealized appreciation (depreciation of investments during the period	(1)	119	76	27	1	11	0

Net increase (decrease) in net assets resulting from operations	3	120	77	25	1	12	0

From variable annuity contract transactions
Contract owners' net payments	13	138	370	204	58	63	3
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	0	(1)	(1)	0	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	16	84	33	106	34	0	0

Net increase in net assets resulting from variable annuity contract transactions	29	222	402	309	92	63	3

Net increase in net assets	32	342	479	334	93	75	3
Net assets, beginning of year	11	4	8	11	0	0	0

Net assets, end of year	$43	$346	$487	$345	$93	$75	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$0	$(1)	$(3)	$0	$1	$0	$0
Net realized gain (loss) on investments	0	1	1	0	0	0	0
Net unrealized appreciation (depreciation of investments during the period	33	42	74	0	2	9	0

Net increase (decrease) in net assets resulting from operations	33	42	72	0	3	9	0

From variable annuity contract transactions
Contract owners' net payments	60	136	459	91	115	36	0
Contract maintenance fees	0	0	0	0	0	0	0
Surrenders	0	(4)	0	0	0	0	0
Death benefits	0	0	0	0	0	0	0
Transfers (to) from other portfolios	31	63	84	(91)	31	0	0

Net increase in net assets resulting from variable annuity contract transactions	91	195	543	0	146	36	0

Net increase in net assets	124	237	615	0	149	45	0
Net assets, beginning of year	5	3	18	0	9	0	0

Net assets, end of year	$129	$240	$633	$0	$158	$45	$0

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$(22)
Net realized gain (loss) on investments	0	0	24
Net unrealized appreciation (depreciation of investments during the period	0	0	613

Net increase (decrease) in net assets resulting from operations	0	0	615

From variable annuity contract transactions
Contract owners' net payments	0	0	3,438
Contract maintenance fees	0	0	0
Surrenders	0	0	(24)
Death benefits	0	0	0
Transfers (to) from other portfolios	0	0	683

Net increase in net assets resulting from variable annuity contract transactions	0	0	4,097

Net increase in net assets	0	0	4,712
Net assets, beginning of year	0	0	237

Net assets, end of year	$0	$0	$4,949

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$0	$1	$0	$0	$0	$0	$0	$0	$0
Net realized gain on investments	0	5	0	0	2	0	1	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(5)	0	0	(1)	2	2	0	0

Net increase (decrease) in net assets resulting from operations	0	1	0	0	1	2	3	0	1

From variable annuity contract transactions
Contract owners' net payments	20	62	5	4	13	28	29	0	10
Surrenders	(20)	0	0	0	0	0	0	0	0
Transfers (to) from other portfolios	0	9	1	0	1	4	5	0	0

Net increase in net assets resulting from variable annuity contract transactions	0	71	6	4	14	32	34	0	10

Total increase (decrease) in net assets	0	72	6	4	15	34	37	0	11
Net assets, beginning of year	0	0	0	0	0	0	0	0	0

Net assets, end of year	$0	$72	$6	$4	$15	$34	$37	$0	$11

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$0	$0	$0	$0	$1
Net realized gain (loss) on investments	0	0	0	0	0	0	0	0	9
Net unrealized appreciation (depreciation of investments during the period	1	2	1	0	1	1	3	0	7

Net increase (decrease) in net assets resulting from operations	1	2	1	0	1	1	3	0	17

From variable annuity contract transactions
Contract owners' net payments	3	6	10	0	4	1	11	9	215
Surrenders	0	0	0	0	0	0	0	0	(20)
Transfers (to) from other portfolios	0	0	0	0	0	1	4	0	25

Net increase in net assets resulting from variable annuity contract transactions	3	6	10	0	4	2	15	9	220

Total increase (decrease) in net assets
Net increase in net assets	4	8	11	0	5	3	18	9	237

Net assets, beginning of year	0	0	0	0	0	0	0	0	0

Net assets, end of year	$4	$8	$11	$0	$5	$3	$18	$9	$237

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 1999 and 1998
(In Thousands)

1. ORGANIZATION

    The Variable Annuity Account A of Protective Life (Separate Account) was established by Protective Life and Annuity Insurance Company (PLAIC) on December 1, 1997, with sales beginning August 21, 1998. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

    PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company in exchange for shares of the corresponding portfolio. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added December 1, 1997 with sales beginning August 21, 1998. The Separate Account invests contract owners' funds in exchange for shares in the independent funds and holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added May 1, 1999, with sales beginning in 1999. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets in the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of PLAIC.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC's General Account. The assets of PLAIC's General Account support its insurance and annuity obligations and are subject to PLAIC's general liabilities from business operations. The Guaranteed Account's value for the years ended December 31, 1999 and 1998 was $3.9 million and $0.5 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

    Pursuant to the terms of an agreement with PLAIC, Protective Life Insurance Company, an affiliated company, administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

2. SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION — Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    REALIZED GAINS AND LOSSES — Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS — Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of Protective Investment Company, an affiliated entity.

    USE OF ESTIMATES — The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES — The operation of the Separate Account is included in the federal income tax return of PLAIC. Under the provisions of the Contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3. INVESTMENTS

    At December 31, 1999 and 1998, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	1999
	Shares	Cost	Market Value
PIC Growth and Income	42,620	$607	$627
PIC International Equity	11,540	181	216
PIC Global Income	8,928	94	94
PIC Small Cap Value	9,168	79	80
PIC Core US Equity	29,545	714	802
PIC Capital Growth	20,219	455	532
Calvert Social Small Cap Growth	391	5	5
Calvert Social Balanced	19,744	44	43
MFS Emerging Growth	9,114	226	346
MFS Research	20,874	409	487
MFS Growth With Income	16,238	319	346
MFS Total Return	5,214	92	93
MFS New Discovery	4,359	64	75
MFS Utilities	141	3	3
Oppenheimer Aggressive Growth	1,565	95	129
Oppenheimer Capital Appreciation	4,809	198	240
Oppenheimer Growth and Income	25,713	557	633
Oppenheimer Money Fund	514	1	1
Oppenheimer Strategic Bond	31,502	155	157
Oppenheimer Global Securities	1,340	35	45
Oppenheimer High Income	0	0	0
Van Eck Hard Asset	0	0	0
Van Eck Real Estate	0	0	0

	263,538	$4,333	$4,954

	1998
	Shares	Cost	Market Value
PIC Money Market	0	$0	$0
PIC Growth and Income	5,107	77	72
PIC International Equity	421	6	6
PIC Global Income	352	4	4
PIC Small Cap Value	1,719	15	15
PIC Core US Equity	1,550	33	34
PIC Capital Growth	1,751	34	37
Calvert Social Small Cap Growth	0	0	0
Calvert Social Balanced	5,257	11	11
MFS Emerging Growth	177	3	4
MFS Research	422	6	8
MFS Growth With Income	564	11	11
MFS Total Return	0	0	0
Oppenheimer Aggressive Growth	116	4	5
Oppenheimer Growth	87	3	3
Oppenheimer Growth and Income	884	15	18
Oppenheimer Strategic Bond	1,761	9	9

	20,168	$231	$237

    During the year ended December 31, 1999, transactions in shares were as follows:

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE U.S. Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	38,681	11,477	8,600	8,906	28,515	19,112	391
Shares received from reinvestment of dividends	366	130	25	1	89	121	0

Total shares acquired	39,047	11,607	8,625	8,907	28,604	19,233	391
Shares redeemed	(1,534)	(488)	(49)	(1,458)	(609)	(765)	0

Net increase in shares owned	37,513	11,119	8,576	7,449	27,995	18,468	391
Shares owned, beginning of period	5,107	421	352	1,719	1,550	1,751	0

Shares owned, end of period	42,620	11,540	8,928	9,168	29,545	20,219	391

Cost of shares acquired	$552	$182	$90	$76	$697	$440	$5

Cost of shares redeemed	$(22)	$(7)	$(1)	$(13)	$(16)	$(19)	$0

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	12,853	10,003	20,536	15,743	5,224	4,284	216
Shares received from reinvestment of dividends	1,888	0	174	21	21	78	0

Total shares acquired	14,741	10,003	20,710	15,764	5,245	4,362	216
Shares redeemed	(254)	(1,066)	(258)	(90)	(31)	(3)	(75)

Net increase in shares owned	14,487	8,937	20,452	15,674	5,214	4,359	141
Shares owned, beginning of period	5,257	177	422	564	0	0	0

Shares owned, end of period	19,744	9,114	20,874	16,238	5,214	4,359	141

Cost of shares acquired	$33	$252	$408	$310	$92	$64	$5

Cost of shares redeemed	$(1)	$(28)	$(5)	$(2)	$(1)	$0	$(1)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	1,480	4,818	24,908	140,130	29,621	1,343	0
Shares received from reinvestment of dividends	0	19	93	149	241	0	0

Total shares acquired	1,480	4,837	25,001	140,279	29,862	1,343	0
Shares redeemed	(31)	(115)	(172)	(139,765)	(121)	(3)	0

Net increase in shares owned	1,449	4,722	24,829	514	29,741	1,340	0
Shares owned, beginning of period	116	87	884	0	1,761	0	0

Shares owned, end of period	1,565	4,809	25,713	514	31,502	1,340	0

Cost of shares acquired	$93	$199	$546	$140	$147	$36	$0

Cost of shares redeemed	$(2)	$(4)	$(4)	$(140)	$(1)	$0	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	0	0
Shares received from reinvestment of dividends	0	0

Total shares acquired	0	0
Shares redeemed	0	0

Net increase in shares owned	0	0
Shares owned, beginning of period	0	0

Shares owned, end of period	0	0

Cost of shares acquired	$0	$0

Cost of shares redeemed	$0	$0

    During the year ended December 31, 1998, transactions in shares were as follows:

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Shares purchased	20,000	4,705	402	336	1,501	1,527	1,718	0	4,885
Shares received from reinvestment of dividends	46	412	20	17	221	25	37	0	383

Total shares acquired	20,046	5,117	422	353	1,722	1,552	1,755	0	5,268
Shares redeemed	(20,046)	(10)	(1)	(1)	(3)	(2)	(4)	0	(11)

Net increase in shares owned	0	5,107	421	352	1,719	1,550	1,751	0	5,257
Shares owned, beginning of period	0	0	0	0	0	0	0	0	0

Shares owned, end of period	0	5,107	421	352	1,719	1,550	1,751	0	5,257

Cost of shares acquired	$20	$77	$6	$4	$15	$33	$34	$0	$11

Cost of shares redeemed	$(20)	$0	$0	$0	$0	$0	$0	$0	$0

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond
Shares purchased	177	423	564	0	116	87	887	1,763
Shares received from reinvestment of dividends	0	0	0	0	0	0	0	0

Total shares acquired	177	423	564	0	116	87	887	1,763
Shares redeemed	0	(1)	0	0	0	0	(3)	(2)

Net increase in shares owned	177	422	564	0	116	87	884	1,761
Shares owned, beginning of period	0	0	0	0	0	0	0	0

Shares owned, end of period	177	422	564	0	116	87	884	1,761

Cost of shares acquired	$3	$6	$11	$0	$4	$3	$15	$9

Cost of shares redeemed	$0	$0	$0	$0	$0	$0	$0	$0

4. RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by PLAIC in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality and expense risk, and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the contract.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owners
Protective Life and Annuity Insurance Company
Birmingham, Alabama

   In our opinion, the financial statements listed in the index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of Protective Life and Annuity Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

February 23, 2000
Birmingham, Alabama

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF INCOME

	Year Ended December 31
	1999	1998	1997
REVENUES
Premiums and policy fees	$56,989,060	$23,242,432	$11,420,914
Reinsurance ceded	(20,858,094)	(13,475,288)	(3,005,081)

Net of reinsurance ceded	36,130,966	9,767,144	8,415,833
Net investment income	28,714,951	10,678,166	6,233,845
Realized investment gains (losses)	89,550	127,769	(59,889)
Other income (loss)	90,289	(598)	8,718

	65,025,756	20,572,481	14,598,507

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 1999-$17,399,370; 1998-$18,523,397; 1997-$4,430,527)	32,207,147	9,261,000	9,075,762
Amortization of deferred policy acquisition costs	6,835,492	1,711,138	320,288
Other operating expenses (net of reinsurance ceded: 1999-$291,274; 1998-$247,095; 1997-$60,900)	12,925,932	6,246,819	2,406,314

	51,968,571	17,218,957	11,802,364

INCOME BEFORE INCOME TAX	13,057,185	3,353,524	2,796,143

INCOME TAX EXPENSE
Current			548,581
Deferred	3,656,012	938,986	402,108

	3,656,012	938,986	950,689

NET INCOME	9,401,173	2,414,538	1,845,454
PREFERRED STOCK DIVIDENDS		100,000	100,000

INCOME AVAILABLE TO COMMON SHARE OWNER	$9,401,173	$2,314,538	$1,745,454

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

BALANCE SHEETS

	December 31
	1999	1998
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 1999-$384,291,937; 1998-$346,561,571)	$366,838,300	$360,113,277
Mortgage loans on real estate	3,683,311	7,900,221
Investment real estate, net of accumulated depreciation (1999-$3,750)	1,096,250
Policy loans	54,824,429	54,103,044
Short-term investments	7,493,877	18,267,431

Total investments	433,936,167	440,383,973
Cash	4,021,839
Accrued investment income	7,718,388	7,597,305
Accounts and premiums receivable, net of allowance for uncollectible amounts (1999-$7,000; 1998-$7,000)	4,256,931	673,967
Reinsurance receivables	26,779,589	22,405,337
Deferred policy acquisition costs	127,792,025	133,275,451
Other assets	41,731	55,968
Assets related to separate accounts
Variable annuity	4,951,159	237,565

	$609,497,829	$604,629,566

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$445,284,973	$439,842,102
Unearned premiums	7,852,424	2,487,277

	453,137,397	442,329,379
Annuity deposits	12,253,056	3,434,342
Other policyholders' funds	5,410,510	12,143,006
Other liabilities	18,338,059	7,941,276
Deferred income taxes	109,523	7,305,381
Liabilities related to separate accounts
Variable annuity	4,951,159	237,565

Total liabilities	494,199,704	473,390,949

	December 31
	1999	1998
COMMITMENTS AND CONTINGENT LIABILITIES — NOTE F
SHARE-OWNERS' EQUITY
Preferred Stock, $1.00 par value, shares authorized, issued and outstanding: 2,000	2,000	2,000
Common Stock, $10.00 par value
Shares authorized: 1999 and1998-500,000
Shares issued and outstanding: 1999 and 1998-250,000	2,500,000	2,500,000
Additional paid-in capital	101,386,324	101,574,516
Retained earnings	22,754,665	18,353,492
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 1999-($6,108,773); 1998-$4,743,097)	(11,344,864)	8,808,609

Total share-owners' equity	115,298,125	131,238,617

	$609,497,829	$604,629,566

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF SHARE-OWNERS' EQUITY

	Preferred Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Net Unrealized Gains (Losses) On Investments	Total Share-Owners' Equity
Balance, December 31, 1996	$2,000	$2,000,000	$6,200,000	$14,793,500	$(448,387)	$22,547,113

Net income for 1997				1,845,454		1,845,454
Increase in net unrealized gains on investments (net of income tax: $602,348)					1,118,646	1,118,646
Reclassification adjustment for amounts included in net income (net of income tax: $20,961)					38,928	38,928

Comprehensive income for 1997						3,003,028

Preferred dividends ($50 per share)				(100,000)		(100,000)

Balance, December 31, 1997	2,000	2,000,000	6,200,000	16,538,954	709,187	25,450,141

Net income for 1998				2,414,538		2,414,538
Increase in net unrealized gains on investments (net of income tax-$4,405,946)					8,182,472	8,182,472
Reclassification adjustment for amounts included in net income (net of income tax: ($44,719))					(83,050)	(83,050)

Comprehensive income for 1998						10,513,960

Common stock dividend (50,000 shares)		500,000		(500,000)
Preferred dividends ($50 per share)				(100,000)		(100,000)
Capital contribution from Protective			95,374,516			95,374,516

Balance, December 31, 1998	2,000	2,500,000	101,574,516	18,353,492	8,808,609	131,238,617

Net income for 1999				9,401,173		9,401,173
Decrease in net unrealized gains on investments (net of income tax: ($(10,820,527))					(20,095,265)	(20,095,265)
Reclassification adjustment for amounts included in net income (net of income tax: ($31,342))					(58,208)	(58,208)

Comprehensive loss for 1999						(10,752,300)

Reduction in paid in capital			(188,192)			(188,192)
Common dividends ($20 per share)				(5,000,000)		(5,000,000)

Balance, December 31, 1999	$2,000	$2,500,000	$101,386,324	$22,754,665	$(11,344,864)	$115,298,125

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

	December 31
	1999	1998	1997
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$9,401,173	$2,414,538	$1,845,454
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains)/losses	(89,550)	(127,769)	59,889
Amortization of deferred policy acquisition costs	6,835,492	1,711,138	320,288
Capitalization of deferred policy acquisition costs	(1,352,066)	(783,304)
Deferred income taxes	3,656,012	938,986	1,025,417
Interest credited to universal life and investment products	12,171,689	2,422,680	1,059,710
Policy fees assessed on universal life and investment products	(18,758,319)	(1,004,958)	(1,048,883)
Change in accrued investment income and other receivables	(8,078,299)	(19,671,587)	2,020,726
Change in policy liabilities and other policyholder funds of traditional life and health products	(6,313,259)	12,188,685	(8,576,735)
Change in other liabilities	10,396,783	(1,023,377)	200,205
Other (net)	14,237	14,841	(79,787)

Net cash provided by (used in) operating activities	7,883,893	(2,920,127)	(3,173,716)

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	256,525,416	1,164,896,631	135,907,273
Other	2,701,003	3,018,788	3,661,121
Sale of investments:
Investments available for sale	17,961,720	210,129,485	4,386,839
Other		435,000
Cost of investments acquired:
Investments available for sale	(301,844,318)	(1,371,845,622)	(139,669,118)

Net cash provided by (used in) investing activities	(24,656,179)	6,634,282	4,286,115

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends to share owners	(5,000,000)	(100,000)	(100,000)
Investment product deposits and change in universal life deposits	50,693,411	7,980,628	(368,379)
Investment product withdrawals	(24,899,286)	(13,812,984)

Net cash provided by (used in) financing activities	20,794,125	(5,932,356)	(468,379)

INCREASE (DECREASE) IN CASH	4,021,839	(2,218,201)	644,020
CASH AT BEGINNING OF YEAR	0	2,218,201	1,574,181

CASH AT END OF YEAR	$4,021,839	$0	$2,218,201

	December 31
	1999	1998	1997
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Income taxes	$0	$350,000	$548,581
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisitions and bulk reinsurance assumptions:
Assets acquired		$247,894,180
Liabilities assumed		(380,405,180)

Net		$(132,511,000)

See notes to financial statements.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying financial statements of Protective Life and Annuity Insurance Company ("the Company") are prepared on the basis of accounting principles generally accepted in the United States. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

   The Company was founded in 1978 as American Foundation Life Insurance Company. Effective March 1, 1999, the Company's name was changed to Protective Life and Annuity Insurance Company. Since 1983, all outstanding shares of the Company's common stock have been owned by Protective Life Insurance Company ("Protective"), which is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company domiciled in the state of Delaware. All outstanding shares of the Company's preferred stock are owned by PLC.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

  Nature of Operations

    The Company, since it is licensed in the State of New York, is the entity through which PLC markets, distributes, and services insurance and annuity products in New York. The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

  Recently Issued Accounting Standards

    In 1997, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" SFAS No. 130, "Reporting Comprehensive Income;" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information."

   In 1999, the Company adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," and Statement of Position 98-1, 'Accounting for the Costs of Computer software Developed or Obtained for Internal Use," and Statement of Positions 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants.

   The adoption of these accounting standards did not have a material effect on the Company's financial statements.

   The Financial Accounting Standards Board has issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. Effective January 1, 2001, SFAS No. 133 will require the Company to report derivative financial instruments on the balance sheet and to carry such derivatives at fair value. The fair values of derivatives increase or decrease as interest rates change. Under SFAS No. 133, changes in fair value are reported as a component of net income or as a change to share-owners' equity, depending upon the nature of the derivative. Although the adoption of SFAS No. 133 will not affect the Company's operations, adoption will introduce volatility into the Company's reported net income and share-owners' equity as interest rates change.

The Company has not estimated the potential effect SFAS No. 133 will have on its net income and share-owners' equity.

  Investments

    The Company has classified all of its investments in fixed maturities and short-term investments as "available for sale."

   Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds and redeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Short-term investments — at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition.

   As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses, net of income tax, reported as a component of share-owners' equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect the Company's operations, its reported share-owners' equity will fluctuate significantly as interest rates change.

   The Company's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	1999	1998
Total investments	$451,389,804	$426,832,267
Deferred policy acquisition costs	127,792,025	133,275,451
All other assets	47,769,637	30,970,142

	$626,951,466	$591,077,860

Deferred income taxes	$6,218,296	$2,562,284
All other liabilities	494,090,181	466,085,568

	500,308,477	468,647,852
Share-owners' equity	126,642,989	122,430,008

	$626,951,466	$591,077,860

   Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Separate Accounts

    The assets and liabilities related to separate accounts in which the Company does not bear the investment risk are valued at market and reported separately in the accompanying financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life and Health Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

    Activity in the liability for unpaid claims is summarized as follows:

	1999	1998	1997
Balance beginning of year	$4,089,659	$3,724,904	$5,008,998
Less reinsurance	494,064	203,199	801,709

Net balance beginning of year	3,595,595	3,521,705	4,207,289

Incurred related to:
Current year	10,485,712	7,178,869	5,947,439
Prior year	(501,227)	(173,472)	(331,984)

Total incurred	9,984,485	7,005,397	5,615,455

Acquisitions and reserve transfers	338,940
Paid related to:
Current year	8,999,287	5,904,526	4,913,958
Prior year	286,811	1,026,981	1,387,081

Total paid	9,286,098	6,931,507	6,301,039

Net balance end of year	4,632,922	3,595,595	3,521,705
Plus reinsurance	4,924,705	494,064	203,199

Balance end of year	$9,557,627	$4,089,659	$3,724,904

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1999.

  The Company's accounting policies with respect to variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are being amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed.

   The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. The Company amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8.0%. The unamortized present value of future profits was approximately $125.6 million at December 31, 1999. During 1999, $0.8 million of present value of future profits on acquisitions made during the year was capitalized and $6.4 million was amortized.

  Income Taxes

    The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principles generally accepted in the United States ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners' equity, (e) agents' debit balances and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and share-owners' equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	1999	1998	1997	1999	1998	1997
In conformity with statutory reporting practices:	$12,659,788	$5,365,091	$2,794,015	$32,146,507	$26,256,416	$20,467,722
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	(6,133,391)	(1,711,138)	(320,288)	127,792,025	133,275,451	1,692,285
Deferred income tax	(3,656,012)	(938,986)	(402,108)	(109,523)	(7,305,381)	(2,005,168)
Asset Valuation Reserve				2,051,489	1,334,584	730,240
Interest Maintenance Reserve	93,585	(82,982)	(85,826)	366,474	460,059	161,051
Nonadmitted items				26,068	15,671	10,431
Other timing and valuation adjustments	6,437,203	(217,447)	(140,339)	(46,974,915)	(22,798,183)	4,393,580

In conformity with accounting principles generally accepted in the United States	$9,401,173	$2,414,538	$1,845,454	$115,298,125	$131,238,617	$25,450,141

   As of December 31, 1999, the Company had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $7.3 million.

   The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles (Codification). The Codification changes current statutory accounting rules in several areas. The Company has not estimated the potential effect the Codification may have on the statutory capital of the Company. The Codification will become effective January 1, 2001.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$25,258,034	$7,525,336	$4,701,611
Mortgage loans on real estate	89,178	952,437	1,146,325
Investment real estate	15,713	72,318	65,584
Policy loans	4,362,037	656,623	643,653
Other, principally short-term investments	458,761	2,083,693	112,127

	30,183,723	11,290,407	6,669,300
Investment expenses	(1,468,772)	(612,241)	(435,455)

	$28,714,951	$10,678,166	$6,233,845

   Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$194,374	$87,677	$(59,889)
Mortgage loans and other investments	(104,824)	40,092	0

	$89,550	$127,769	$(59,889)

   The Company maintains an allowance for uncollectible amounts on investments totaling $500,000 at December 31, 1999 and 1998. Additions and reductions to the allowance are included in realized investment gains (losses). There were no such additions/reductions to the allowance in 1999.

   In 1999, gross gains on the sale of investments available for sale (fixed maturities and short-term investments) were approximately $298,685 and gross losses were approximately $104,311. In 1998, gross gains were approximately $600,000 and gross losses were approximately $500,000. In 1997, gross gains were approximately $10,000 and gross losses were approximately $70,000.

   The amortized cost and estimated market values of the Company's investments classified as available for sale at December 31 are as follows:

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$6,008,883	$74,844	$34,384	$6,049,343
United States Government and authorities	10,206,255	52,292	238,867	10,019,680
States, municipalities, and political subdivisions	3,056,009	0	26,039	3,029,970
Public utilities	54,683,099	120,250	2,193,490	52,609,859
Convertibles and bonds with warrants	694,978	0	155,978	539,000
All other corporate bonds	309,642,713	71,357	15,123,622	294,590,448

	384,291,937	318,743	17,772,380	366,838,300
Short-term investments	7,493,877	0	0	7,493,877

	$391,785,814	$318,743	$17,772,380	$374,332,177

1998	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$6,488,768	$204,235	$0	$6,693,003
United States Government and authorities	8,731,486	474,109	0	9,205,595
States, municipalities, and political subdivisions	3,075,631	105,159	0	3,180,790
Public utilities	54,040,814	1,380,112	12,869	55,408,057
Convertibles and bonds with warrants	694,723	0	179,348	515,375
All other corporate bonds	273,530,149	12,673,749	1,093,441	285,110,457

	346,561,571	14,837,364	1,285,658	360,113,277
Short-term investments	18,267,431	0	0	18,267,431

	$364,829,002	$14,837,364	$1,285,658	$378,380,708

   The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$11,793,662	$11,745,441
Due after one year through five years	188,297,459	184,541,652
Due after five years through ten years	117,246,221	110,568,151
Due after ten years	66,954,595	59,983,056

	$384,291,937	$366,838,300

1998	Amortized Cost	Estimated Market Values
Due in one year or less	$28,436,528	$28,618,945
Due after one year through five years	178,463,434	185,885,380
Due after five years through ten years	78,858,516	83,976,562
Due after ten years	60,803,093	61,632,390

	$346,561,571	$360,113,277

   The approximate percentage distribution of the Company's fixed maturity investments by quality rating at December 31 is as follows:

Rating	1999	1998
AAA	6.0%	4.4%
AA	4.1	6.7
A	46.8	43.7
BBB	39.9	43.1
BB or Less	3.2	2.1

	100.0%	100.0%

   At December 31, 1999 and 1998, the Company had bonds which were rated less than investment grade of $11.9 million and $7.7 million, respectively, having an amortized cost of $12.7 million and $7.8 million, respectively.

   The change in unrealized gains (losses), net of income tax on fixed maturities for the years ended December 31 is summarized as follows:

	1999	1998	1997
Fixed maturities	$(20,153,473)	$8,099,422	$1,157,574

   At December 31, 1999, approximately 99% of the Company's mortgage loans were commercial loans of which 56% were retail, and 43% were office buildings. The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. All of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Tennessee, Alabama, Florida, Colorado, Texas and Arkansas.

   Many of the mortgage loans have call provisions after three to ten years. Assuming the loans are called at their next call dates, approximately $0.3 million would become due in 2001.

   At December 31, 1999, the average mortgage loan was $0.4 million, and the weighted average interest rate was 9.1%. The largest single mortgage loan was $1.4 million.

   At December 31, 1999, the Company's problem mortgage loans and foreclosed properties totaled $1.1 million. At December 31, 1998, the Company had no problem mortgage loans or foreclosed properties. Since the Company's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on the Company's evaluation of its mortgage loan portfolio, the Company does not expect any material losses on its mortgage loans.

   Policy loan interest rates generally range from 4.0% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    The Company's effective income tax rate varied from the maximum federal income tax rate as follows:

	1999	1998	1997
Statutory federal income tax rate applied to pretax income	35.00%	35.00%	35.00%
Tax-exempt interest	(0.20)	(3.98)	(7.20)
Other adjustments	(6.80)	(3.02)	6.20

Effective income tax rate	28.00%	28.00%	34.00%

   The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

   Details of the deferred income tax provision for the years ended December 31 are as follows:

	1999	1998	1997
Deferred policy acquisition costs	$5,095,750	$14,616,912	$(100,971)
Benefit and other policy liability changes	395,046	(11,991,104)	(72,878)
Temporary differences of investment income	(1,834,784)	398,620	(199,660)
Other items	-	(2,085,442)	775,617

	$3,656,012	$938,986	$402,108

    The components of the Company's net deferred income tax liability as of December 31 were as follows:

	1999	1998
Deferred income tax assets:
Policy and policyholder liability reserves	$11,997,694	$12,392,740
Unrealized loss on investments	7,409,865

	19,407,559	12,392,740

Deferred income tax liabilities:
Unrealized gain on investments		5,276,789
Deferred policy acquisition costs	19,517,082	14,421,332

	19,517,082	19,698,121

Net deferred income tax liability	$109,523	$7,305,381

   The Company's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. At December 31, 1999 and 1998 no amounts were payable to PLC for income tax liabilities.

Note E — Recent Acquisitions

    In October 1998, the Company coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

   In September 1999, the Company recaptured a block of credit life and disability policies which it had previously ceded.

   These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective date of the agreement.

Note F — Commitments and Contingent Liabilities

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

   A number of civil jury verdicts have been returned against insurers in the jurisdictions in which the Company does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damage suit. The Company, like other insurers, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.

Note G — Share-Owners' Equity and Restrictions

    Dividends on common stock are noncumulative and are paid as determined by the Board of Directors. At December 31, 1999, approximately $100.0 million of share-owners' equity excluding net unrealized gains and losses represented net assets of the Company that cannot be transferred in the form of dividends, loans, or advances to Protective. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to Protective by the Company in 2000 is estimated to be $12.8 million.

   During 1998 Protective made a capital contribution of $95,374,516 consisting of corporate bonds.

Note H — Preferred Stock

    Prior to November 1998, the Company's preferred stock had a provision for an annual minimum cumulative dividend, when and if declared, of $50.00 per share, and additional dividends to the extent the Company's statutory earnings for the immediately preceding year exceeded $1.0 million. The minimum dividend and any accumulation was to be paid before any dividend on any other class of capital stock was paid. The additional dividends were noncumulative and were in preference to any other dividend on any other class of capital stock. Dividends of $100,000 were declared and paid in each of 1998, and 1997 on the preferred stock. Effective November 3, 1998, the Company's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed. No preferred dividends were paid in 1999.

Note I — Related Party Matters

    The Company has no employees; therefore, the Company purchases data processing, legal, investment, and other management services from PLC and other affiliates. The cost of such services was $6.3 million in 1999, $1.2 million in 1998, and $1.2 million in 1997.

   Receivables from related parties consisted of receivables from affiliates under control of PLC in the amount of $5,582,845 at December 31, 1999 and $283,402 at December 31, 1998. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

   Protective and the Company entered into a guaranty agreement on October 27, 1993, whereby Protective guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any of the Company's policies which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $10,170,685 at December 31, 1999.

   Protective and the Company also entered into a guaranty agreement on December 31, 1995, whereby Protective guaranteed that the Company will perform all of the obligations of Protective pursuant to the terms and conditions of an indemnity coinsurance agreement between Protective and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $10,337,543 at December 31, 1999.

Note J — Operating Segments

    PLC, through its subsidiaries, operates several divisions whose principal strategic focuses can be grouped into three general categories: life insurance, specialty insurance products, and retirement savings and investment products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division the Company operates in follows.

Life Insurance

    Acquisitions Division. The Acquisitions Division focuses solely on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    Dental and Consumer Benefits Division. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

   Financial Institutions Division. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

Retirement Savings and Investment Products

    Investment Products Division. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    The Company has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital).

   The Company uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

   Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

   There are no significant intersegment transactions.

    Operating segment income and assets for the years ended December 31 are as follows:

Operating Segment Income	Acquisitions	Dental and Consumer Benefits
1999
Premiums and policy fees	$32,290,715	$1,750,639
Net investment income	27,604,825	442,048
Realized investment gains (losses)
Other income	(8,718)

Total revenues	59,886,822	2,192,687

Benefits and settlement expenses	29,333,105	1,657,675
Amortization of deferred policy acquisition costs	6,334,661
Other operating expenses	12,059,458	45,833

Total benefits and expenses	47,727,224	1,703,508

Income before income tax	12,159,598	489,179
Income tax expense
Net income
1998
Premiums and policy fees	$7,414,597	$1,503,364
Net investment income	11,071,366	718,492
Realized investment gains (losses)
Other income

Total revenues	18,485,963	2,221,856

Benefits and settlement expenses	7,594,508	1,340,838
Amortization of deferred policy acquisition costs	1,535,385
Other operating expenses	5,947,115	144,257

Total benefits and expenses	15,077,008	1,485,095

Income before income tax	3,408,955	736,761
Income tax expense

Net income

1997
Premiums and policy fees	$4,231,380	$4,158,505
Net investment income	4,590,650	1,026,054
Realized investment gains (losses)
Other income	8,718

Total revenues	8,830,748	5,184,559

Benefits and settlement expenses	5,984,374	3,080,800
Amortization of deferred policy acquisition costs	312,874
Other operating expenses	912,398	1,493,916

Total benefits and expenses	7,209,646	4,574,716

Income before income tax	1,621,102	609,843
Income tax expense
Net income
Operating Segment Assets
1999
Investments and other assets	$424,265,907	$3,871,844
Deferred policy acquisition costs	126,247,865

Total assets	$550,513,772	$3,871,844

1998
Investments and other assets	$434,928,613	$6,642,241
Deferred policy acquisition costs	132,582,526

Total assets	$567,511,139	$6,642,241

1997
Investments and other assets	$76,644,539	$7,111,880
Deferred policy acquisition costs	1,606,596

Total assets	$78,251,135	$7,111,880

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

Operating Segment Income	Financial Institutions	Investment Products	Corporate & Other	Adjustments(1)	Total Net Income
1999
Premiums and policy fees-	$2,059,410	$30,202			$36,130,966
Net investment income-	269,670	250,000	$148,408		28,714,951
Realized investment gains (losses)-				$89,550	89,550
Other income-	89,757	9,250			90,289

Total revenues-	2,418,837	289,452	148,408	89,550	65,025,756

Benefits and settlement expenses-	974,013	242,354			32,207,147
Amortization of deferred policy acquisition costs-	500,831				6,835,492
Other operating expenses-	33,574	761,937	25,130		12,925,932

Total benefits and expenses-	1,508,418	1,004,291	25,130		51,968,571

Income before income tax-	910,419	(714,839)	123,278	89,550	13,057,185
Income tax expense-				3,656,012	3,656,012
Net income-					$9,401,173
1998
Premiums and policy fees-	$848,682	$501			$9,767,144
Net investment income-	136,472		$(1,248,164)		10,678,166
Realized investment gains (losses)-				$127,769	127,769
Other income-		(598)			(598)

Total revenues-	985,154	(97)	(1,248,164)	127,769	20,572,481

Benefits and settlement expenses-	316,900	8,754			9,261,000
Amortization of deferred policy acquisition costs-	175,753				1,711,138
Other operating expenses-	105,307	50,140			6,246,819

Total benefits and expenses-	597,960	58,894			17,218,957

Income before income tax-	387,194	(58,991)	(1,248,164)	127,769	3,353,524
Income tax expense-				938,986	938,986

Net income-					$2,414,538

1997
Premiums and policy fees-	$25,948				$8,415,833
Net investment income-			$617,141		6,233,845
Realized investment gains (losses)-				$(59,889)	(59,889)
Other income-					8,718

Total revenues-	25,948		617,141	(59,889)	14,598,507

Benefits and settlement expenses-	10,588				9,075,762
Amortization of deferred policy acquisition costs-	7,414				320,288
Other operating expenses-					2,406,314

Total benefits and expenses-	18,002				11,802,364

Income before income tax-	7,946		617,141	(59,889)	2,796,143
Income tax expense-				$950,689	950,689
Net income-					$1,845,454
Operating Segment Assets
1999
Investments and other assets-	$11,815,617	$9,812,824	$31,939,612		$481,705,804
Deferred policy acquisition costs-	1,544,160				127,792,025

Total assets-	$13,359,777	$9,812,824	$31,939,612		$609,497,829

1998
Investments and other assets-	$2,658,668	$774,504	$26,350,089		$471,354,115
Deferred policy acquisition costs-	692,925				133,275,451

Total assets-	$3,351,593	$774,504	$26,350,089		$604,629,566

1997
Investments and other assets-			$20,698,754		$104,455,173
Deferred policy acquisition costs-	$85,689				1,692,285

Total assets-	$85,689		$20,698,754		$106,147,458

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE K — REINSURANCE

    The Company assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

   The Company has reinsured approximately $5.8 billion, $7.6 billion, and $133.0 million in face amount of life insurance risks with other insurers representing $20.1 million, $12.6 million, and $0.7 million of premium income for 1999, 1998, and 1997, respectively. The Company has also reinsured accident and health risks representing $0.8 million, $0.9 million, and $2.3 million of premium income for 1999, 1998, and 1997, respectively. In 1999 and 1998, policy and claim reserves relating to insurance ceded of $21.9 million and $20.9 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with the Company. At December 31, 1999 and 1998, the Company had paid $4.9 million and $1.5 million, respectively, of ceded benefits which are recoverable from reinsurers.

   Approximately 60% and 68% of the reinsurance receivable balances at December 31, 1999 and 1998, respectively, relate to one insurance company rated "A+" (Superior) by the A. M. Best Company, an independent rating organization.

NOTE L — ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated market values of the Company's financial instruments at December 31 are as follows:

	1999		1998
	Carrying Amount	Estimated Market Values	Carrying Amount	Estimated Market Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$366,838,300	$366,838,300	$360,113,277	$360,113,277
Mortgage loans on real estate	3,683,311	3,793,364	7,900,221	8,511,779
Short-term investments	7,493,877	7,493,877	18,267,431	18,267,431
Cash	4,021,839	4,021,839	0	0
Liabilities (see Notes A):
Annuity deposits	12,253,056	11,925,142	3,434,342	3,406,010

   Except as noted below, fair values were estimated using quoted market prices.

   The Company estimates the fair value of its mortgage loans using discounted cash flows from the next call date. The Company believes the fair value of its short-term investments approximates book value due to being short-term. The Company estimates the fair value of its annuities using surrender values. The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 1999:
Life Insurance Acquisitions	$126,247,865	$440,688,572	$54,704	$4,730,918	$32,290,715	$27,604,825	$29,333,105	$6,334,661	$12,059,458
Specialty Insurance Products
Dental and Consumer Benefits	0	105,162	1,242	3,441,818	1,750,639	442,048	1,657,675	0	45,833
Financial Institutions	1,544,160	4,086,816	7,796,478	18,864	2,059,410	269,670	974,013	500,831	33,574
Retirement Savings and Investment Products
Investment Products	0	404,423	0	9,471,966	30,202	250,000	242,354	0	761,937
Corporate and Other	0	0	0	0	0	148,408	0	0	25,130

TOTAL	$127,792,025	$445,284,973	$7,852,424	$17,663,566	$36,130,966	$28,714,951	$32,207,147	$6,835,492	$12,925,932

Year Ended December 31, 1998:
Life Insurance Acquisitions	$132,582,526	$439,215,364	$54,170	$8,600,060	$7,414,597	$11,071,366	$7,594,508	$1,535,385	$5,947,115
Specialty Insurance Products
Dental and Consumer Benefits	0	172,903	189	6,445,537	1,503,364	718,492	1,340,838	0	144,257
Financial Institutions	692,925	213,835	2,432,918	0	848,682	136,472	316,900	175,753	105,307
Retirement Savings and Investment Products
Investment Products	0	240,000	0	531,751	501	0	8,754	0	50,140
Corporate and Other	0	0	0	0	0	(1,248,164)	0	0	0

TOTAL	$133,275,451	$439,842,102	$2,487,277	$15,577,348	$9,767,144	$10,678,166	$9,261,000	$1,711,138	$6,246,819

Year Ended December 31, 1997:
Life Insurance Acquisitions	$1,606,596	$56,177,703	$463,232	$6,048,563	$4,231,380	$4,590,650	$5,984,374	$312,874	$912,398
Specialty Insurance Products
Dental and Consumer Benefits	0	76,979	0	6,961,019	4,158,505	1,026,054	3,080,800	0	1,493,916
Financial Institutions	85,689	0	0	0	25,948	0	10,588	7,414	0
Corporate and Other	0	0	0	0	0	617,141	0	0	0

TOTAL	$1,692,285	$56,254,682	$463,232	$13,009,582	$8,415,833	$6,233,845	$9,075,762	$320,288	$2,406,314

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 1999:
Life insurance in force(1)	$308,419	$5,833,675	$7,260,439	$1,735,183	418.4%

Premiums and policy fees:
Life insurance	$7,207,635	$20,061,073	$47,053,071	$34,199,633	137.6%
Accident and health insurance	2,698,776	797,021	29,578	1,931,333	1.5%

TOTAL	$9,906,411	$20,858,094	$47,082,649	$36,130,966

Year Ended December 31, 1998:
Life insurance in force(1)	$282,231	$7,575,418	$7,914,524	$621,337	1,273.8%

Premiums and policy fees:
Life insurance	$4,195,074	$12,616,610	$17,462,742	$9,041,206	193.1%
Accident and health insurance	1,542,679	858,678	41,937	725,938	5.8%

TOTAL	$5,737,753	$13,475,288	$17,504,679	$9,767,144

Year Ended December 31, 1997:
Life insurance in force(1)	$229,717	$133,080	$367,176	$463,813	79.2%

Premiums and policy fees:
Life insurance	$2,926,434	$752,253	$2,124,374	$4,298,555	49.4%
Accident and health insurance	6,325,182	2,252,828	44,924	4,117,278	1.2%

TOTAL	$9,251,616	$3,005,081	$2,169,298	$8,415,833

(1)	Dollars in thousands

S-2

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF ASSETS AND LIABILITIES December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF ASSETS AND LIABILITIES (Continued) December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF ASSETS AND LIABILITIES December 31, 1998 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF OPERATIONS For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF OPERATIONS (Continued) For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF OPERATIONS For the Year Ended December 31, 1998 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF CHANGES IN NET ASSETS For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF CHANGES IN NET ASSETS (Continued) For the Year Ended December 31, 1999 (In Thousands)
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE STATEMENT OF CHANGES IN NET ASSETS For the Year Ended December 31, 1998 (In Thousands)